Greenidge Provides Bitcoin Production Update and Release of Investor Presentation

DRESDEN, NY, September 9, 2024 — Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge” or the "Company"), a vertically integrated cryptocurrency datacenter and power generation company, today provided a bitcoin production update for August of 2024. The Company also highlighted CEO Jordan Kovler’s presentation at the H.C. Wainwright Annual Global Investment Conference, taking place today, September 9, 2024, at 10:30AM ET. Greenidge will be filing an updated investor presentation in conjunction with the event.

Greenidge produced approximately 55 bitcoin in August, of which 17 bitcoin were produced by Greenidge-owned miners and 38 were produced through our datacenter hosting. Greenidge’s hash rate in August was approximately 2.50 EH/s, with 0.8 EH/s from Greenidge-owned miners and 1.7 EH/s from our datacenter hosting. The Company held 51 Bitcoin as of September 6, 2024.

Greenidge anticipates continuing to upgrade its fleet with newer generation miners over the remainder of 2024 and 2025 and securing additional sites for future development.
About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q for the period ended March 31, 2023 and June 30, 2023, as well as statements about or relating to or otherwise affected by the completion of management’s final review of the financial results and Greenidge’s other closing procedures. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Contacts:

Investors

Nick Ratti
315-536-2359
nratti@greenidge.com
investorrelations@greenidge.com

Media

Longacre Square Partners
Kate Sylvester / Liz Shoemaker, 646-386-0091
greenidge@longacresquare.com

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